              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

       Date of report (Date of earliest event reported)  June 28, 1995





                   General Electric Capital Services, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                           0-14804               06-1109503
(State or other jurisdiction       (Commission           (IRS Employer
of incorporation)                  File Number)          Identification No.)


260 Long Ridge Road, Stamford, CT                                 06927
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code           (203) 357-4000



                               Not Applicable
        (Former name or former address, if changed since last report)

Item 5. Other Events

General Electric Capital Services, Inc., all of whose common stock is owned by General Electric Company, is the sole owner of the common stock of General Electric Capital Corporation and GE Global Insurance Holding Corporation which, together with their subsidiaries and affiliates, constitute General Electric Company's principal financial services businesses. General Electric Capital Services, Inc. and its consolidated affiliates ("GE Capital Services") have completed several business acquisitions, and entered into definitive agreements to consummate other business acquisitions, none of which, on a stand alone basis, were deemed significant for purposes of Regulation S-X. In aggregate, however, GE Capital Services' completed and probable acquisitions became significant for purposes of Regulation S-X on June 28, 1995. The acquisitions, described below, represent substantially all of the completed and probable acquisitions (collectively called the "Acquired Companies" or "Acquisitions") since December 31, 1994. The Acquisitions involve expansion of GE Capital Services' existing lines of business. GE Capital Services operates in four finance industry segments and a specialty insurance segment. The segments most affected by current year acquisitions are mid-market financing, consumer services and specialty insurance.

General Electric Capital Corporation

Mid-market financing acquired the equipment finance and small business finance businesses from a large multinational financial corporation. The equipment finance business provides financing for customers to purchase or lease capital assets, whereas the small business finance business is the second largest non-bank lender under the Small Business Administration's Section 7(a) loan program.

Two other acquisitions were completed jointly by mid-market financing and consumer services as the activities acquired contain a mix of financial products applicable to both segments. The first acquisition resulted in the purchase of GE Capital Services' joint venture partner's ownership share of a Hong Kong restricted license bank whose business consists of deposit taking and installment finance, including personal loans, leasing, business loans, property financing, residential mortgages and related types of financing. The second acquisition involved the purchase of a family owned business with half of its portfolio invested in retail auto point of sale financing and the other half invested in light equipment (e.g., copiers, security systems) and heavy equipment (e.g., factory equipment) financing.
This business operates exclusively in France and its territories.

Other acquisitions, which relate solely to the consumer services segment, included the purchase of a private label credit card business from Australia's largest retail corporation and the purchase of a U.S. based life insurance company providing long-term care, long-term disability, corporate owned life and other group insurance (primarily accidental death insurance).

GE Global Insurance Holding Corporation

GE Global Insurance Holding Corporation, the principal reinsurance subsidiary of which is Employers Reinsurance Corporation, acquired two major German reinsurance companies. These acquisitions provide a foothold in the German market, an increased presence in the European Union and the position of third largest global reinsurer. These acquisitions expand existing services to include industrial business reinsurance primarily focused on underwriting motor, fire and aviation risks.

Pro Forma Financial Information
-------------------------------
The accompanying unaudited pro forma condensed, combined financial information gives effect to the Acquired Companies described above.

The unaudited pro forma condensed, combined statement of financial position as of July 1, 1995, combines the historical consolidated balance sheets of GE Capital Services and the companies acquired, or are probable of being acquired, subsequent to July 1, 1995, as if the transactions had been effective July 1, 1995. The unaudited pro forma condensed, combined statement of operations for the year ended December 31, 1994, and for the six-month period ended July 1, 1995, combine the historical consolidated statements of operations of GE Capital Services and all Acquisitions as if the transactions had been effective on January 1 of each respective period.

The unaudited pro forma condensed, combined financial information has been prepared by GE Capital Services based upon the principles of purchase accounting assuming an aggregate estimated purchase price of $3,209 million, including acquisition costs and estimable purchase price adjustments as described in the accompanying notes. Under this method of accounting, which is required by generally accepted accounting principles, assets and liabilities of the Acquired Companies are adjusted to their estimated fair values.

GE Capital Services continues to obtain detailed information in order to appropriately allocate the cost of its investments to the fair values of the Acquired Companies' assets and liabilities. The allocation of the cost of the investments reflected in the pro forma data has been made based on available information or assumptions management believes to be reasonable. The excess of the purchase price over the estimated fair value of the net assets acquired has been treated as goodwill. Actual adjustments may differ based on the results of further evaluation of the fair values of the assets and liabilities of the Acquired Companies.

Certain amounts relating to the unaudited pro forma condensed, combined financial information of the Acquired Companies have been reclassified to conform to GE Capital Services' presentation. It is possible that a more detailed evaluation of the Acquired Companies may result in additional reclassifications or adjustments of accounts or result in changes to accounting principles of the Acquired Companies.

For purposes of preparing the accompanying unaudited pro forma condensed, combined financial information, it is assumed that the Acquisitions will be financed through commercial paper and long-term borrowings.

The pro forma information does not purport to be indicative of the results of operations or financial position of GE Capital Services that would actually have resulted had the Acquisitions occurred at the beginning of the periods presented and is not indicative of the results that will be obtained in the future.

     GENERAL ELECTRIC CAPITAL SERVICES, INC. AND CONSOLIDATED AFFILIATES

                           AND ACQUIRED COMPANIES

   Unaudited Pro Forma Condensed, Combined Statement of Financial Position

                                July 1, 1995


 (In millions)

                                                              Acquired
                                                              Companies
                                                      GE      Subsequent    Pro Forma
                                                   Capital        to       Adjustments           Pro Forma
                                                   Services  July 1, 1995   (Note 2)             Combined
                                                   --------  -----------    --------             --------
Assets
Cash and equivalents                               $  1,733    $     402      $    ---            $   2,135
Investment securities                                33,500        3,287           175  (A)          36,962
Financing receivables
   Time sales and loans, net of deferred income      54,252          648           ---               54,900
   Investment in financing leases, net of
      deferred income                                32,568          ---           ---               32,568
                                                   --------    ---------      --------            ---------
                                                     86,820          648           ---               87,468
Allowance for losses on financing receivables        (2,283)         (11)          ---               (2,294)
                                                   --------    ---------      --------            ---------
Financing receivables - net                          84,537          637           ---               85,174
Other receivables - net                               6,797        3,000           ---                9,797
Equipment on operating leases, at cost, less
   accumulated amortization of $4,537                13,769          ---           ---               13,769
Other assets                                         19,148        2,488           596  (A)(B)       22,232
Assets of discontinued operations                     2,020          ---           ---                2,020
                                                   --------    ---------      --------            ---------
Total assets                                       $161,504    $   9,814      $    771            $ 172,089
                                                   ========    =========      ========            =========
Liabilities and equity
Notes payable within one year                      $ 54,455    $      58       $   654  (A)       $  55,167
Notes payable after one year                         45,902          531           900  (A)          47,333
Insurance liabilities, reserves and annuity
   benefits                                          30,202        7,489            15  (A)          37,706
Other liabilities                                    11,215          834            10  (A)          12,059
Deferred income taxes                                 5,907          (87)          181  (A)           6,001
Liabilities of discontinued operations                2,406          ---           ---                2,406
                                                   --------    ---------      --------            ---------
Total liabilities                                   150,087        8,825         1,760              160,672

Total equity                                         11,417          989          (989)  (A)         11,417
                                                   --------    ---------      --------            ---------
Total liabilities and equity                       $161,504    $   9,814      $    771            $ 172,089
                                                   ========    =========      ========            =========


See accompanying notes to Unaudited Pro Forma Condensed, Combined Statement of Financial Position.


     GENERAL ELECTRIC CAPITAL SERVICES, INC. AND CONSOLIDATED AFFILIATES

                           AND ACQUIRED COMPANIES

                   Notes to Unaudited Pro Forma Condensed,

                  Combined Statement of Financial Position


         Note 1: The basis of presentation for the unaudited pro forma condensed, combined statement of financial position is contained on pages 1 and 2 of this Form 8-K and should be read in conjunction with the notes hereto.

         Note 2:     Pro forma adjustments and eliminations are as follows:

                    (A) Record the estimated purchase price, adjust the assets to fair value, eliminate the equity and reflect the funding of the acquisitions completed subsequent to July 1, 1995. Goodwill arising as a result of these acquisitions is estimated to be $432 million.

                    (B) Allocate a portion ($337 million) of the assumed purchase price to the present value of future profits (PVFP), representing the present value of estimated net cash flows embedded in existing insurance contracts as of July 1, 1995. PVFP is actuarially estimated based on expected cash flows from contracts in force, which include assumptions related to investment income, surrender charges, assessments of mortality, interest credited to in-force contracts, costs and recurring expenses. Such net cash flows have been discounted at 15% considering risks associated with the actuarial assumptions used in estimating future net cash flows and recent prices paid by others for similar books of business. Amortization of PVFP, net of accretion, as a percent of the unamortized PVFP balance is estimated as 12.55% for 1995, 13.20% for 1996 and 1997, 13.88% for 1998 and 15.00% for 1999.

















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


     GENERAL ELECTRIC CAPITAL SERVICES, INC. AND CONSOLIDATED AFFILIATES

                           AND COMPANIES ACQUIRED

       Unaudited Pro Forma Condensed, Combined Statement of Operations

                    For the Year Ended December 31, 1994

(In millions)
                                           GE                   Pro Forma
                                         Capital    Acquired   Adjustments         Pro Forma
                                        Services   Companies     (Note 2)           Combined
                                        --------   ---------     --------           --------

Earned income                             $19,875      $4,186         $ (24) (A)     $ 24,037

Expenses
Interest                                    4,545         169           138  (B)         4,852
Operating and administrative                6,339       1,075            55  (C)         7,469
Insurance losses and policyholder and
   annuity benefits                         3,507       2,575           ---              6,082
Provision for losses on financing
   receivables                                873          42           ---                915
Depreciation and amortization of
   buildings and equipment
   and equipment on operating leases        1,662           1           ---              1,663
                                          -------     -------       -------           --------
Earnings before income taxes                2,949         324          (217)             3,056
Provision for income taxes                    864          87           (76) (D)           875
                                          -------     -------       -------           --------
Net income from continuing operations     $ 2,085      $  237       $  (141)          $  2,181
                                          =======     =======       =======           ========







See accompanying notes to Unaudited Pro Forma Condensed, Combined Statement of Operations.


     GENERAL ELECTRIC CAPITAL SERVICES, INC. AND CONSOLIDATED AFFILIATES

                           AND ACQUIRED COMPANIES

       Unaudited Pro Forma Condensed, Combined Statement of Operations

                    For the Six Months Ended July 1, 1995

(In millions)
                                            GE                        Pro Forma           Pro
                                          Capital   Acquired         Adjustments         Forma
                                          Services  Companies         (Note 2)          Combined
                                          -------   ---------        ----------         --------
Earned income                             $12,169    $  2,085      $     (9) (A)       $ 14,245

Expenses
Interest                                    3,220          47            65  (B)          3,332
Operating and administrative                3,690         510            18  (C)          4,218
Insurance losses and policyholder and
   annuity benefits                         2,314       1,356           ---               3,670
Provision for losses on financing
   receivables                                358          13           ---                 371
Depreciation and amortization of
   buildings and equipment
   and equipment on operating leases          943           4           ---                 947
                                          -------    --------      --------             -------
Earnings before income taxes                1,644         155           (92)              1,707
Provision for income taxes                    513          56           (32) (D)            537
                                          -------    --------      --------             -------
Net income from continuing
   operations                              $1,131    $     99      $    (60)            $ 1,170
                                          =======    ========      ========             =======





See accompanying notes to Unaudited Pro Forma Condensed, Combined Statement of Financial Position.


            GE CAPITAL SERVICES, INC. AND CONSOLIDATED AFFILIATES

                             COMPANIES ACQUIRED

  Notes to Unaudited Pro Forma Condensed, Combined Statement of Operations

      Note 1: The basis of presentation for the unaudited pro forma condensed, combined statement of operations is contained on pages 1 and 2 of this Form 8-K and should be read in conjunction with the notes hereto.

      Note 2:     Pro forma adjustments and eliminations are as follows:
                                                                             Year Ended    Six Months Ended
                                                                      December 31, 1994        July 1, 1995
                                                                      -----------------    ----------------
                                                                          (In millions)       (In millions)
      (A)   Elimination of net gains on sales of securities
            realized by the Acquired Companies.  Such gains would not
            have been recognized if the Acquisitions had taken place
            on January 1 of each period as such investments
            would have been recorded at fair value as a result of
            purchase business combination accounting. Gains, if any,
            that would have been realized under GE Capital Services'
            ownership are not determinable.                               $     (22)             $      (5)

            Elimination of investment income of the Acquired
            Companies as a result of recording investments at fair
            value assuming the Acquisitions were effected at January 1           (2)                    (4)
                                                                          ---------              ---------
                                                                          $     (24)             $      (9)
                                                                          =========              =========

     (B)    Interest expense on assumed additional borrowings
            required to finance the Acquired Companies                          307                    112

            Less: Elimination of interest expense
               associated with the refinancing of the
               Acquired Companies' debt by GE Capital Services                 (169)                   (47)
                                                                          ---------              ---------
                                                                          $     138              $      65
                                                                          =========              =========

     (C)    Amortization of goodwill from the Acquisitions,
            assumed to be over 15-20 years                                       48                     14

            Estimated costs, principally certain salaries, bonuses
            and employee benefits, that the Acquired Companies
            would not have incurred had the Acquisitions been
            effected on January 1                                                (6)                    (1)

            Elimination of amortization of deferred acquisition
            costs which would not have been expensed during
            1994 or the six months ended July 1, 1995 as a result
            of purchase business combination accounting had the
            Acquisitions been effected on January 1                             (29)                   (16)

            Assumed net amortization of PVFP                                     42                     21
                                                                          ---------              ---------
                                                                         $       55             $       18
                                                                          =========              =========

     (D) Provisions for income taxes are based on the statutory rate of 35%. The rate was applied to the pre-tax income effects of pro forma adjustments for the year ended
            December 31, 1994 and for the six months ended
            July 1, 1995.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GENERAL ELECTRIC CAPITAL SERVICES, INC.
                                                  (Registrant)


Date:    September 12,1995       By:  /s/ J. A. Parke
         ------------               --------------------------------------
                                     J. A. Parke, Senior Vice President,
                                     Finance
                                     (Principal Financial Officer)


Date:    September 12, 1995      By:  /s/ J. C. Amble
         ------------                -------------------------------------
                                     J. C. Amble, Vice President and
                                     Controller
                                     (Principal Accounting Officer)












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